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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                       the Securities and Exchange Act of 1934


                  Date of Report (Date of Earliest Event Reported):
                                   January 15, 1999



                                CELERITY SYSTEMS, INC.
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                  (Exact Name of Registrant as Specified in Charter)

    Delaware                       0-23279                     52-2050585
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(State or Other               (Commission File              (IRS Employer
 Jurisdiction of               Number)                      Identification No.)
 Incorporation)

                              1400 Centerpoint Boulevard
                              Knoxville, Tennessee 37932
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                       (Address of Principal Executive Offices)

                       Registrant's Telephone Number, including
                              area code:  (423) 539-5300



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                    (Former Address, if changed since last report)


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Item 5:   OTHER EVENTS

     Attached hereto as Exhibit 99 is a copy of a press release dated January 15, 1999 announcing that Celerity Systems, Inc. has initially closed a private placement of convertible debentures.


Item 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits

               99. Press Release issued by Celerity Systems, Inc. on January 15, 1999.


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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 15, 1999

                                        CELERITY SYSTEMS, INC.



                                        By: /s/ Kenneth D. Van Meter
                                           -------------------------------------
                                           Kenneth D. Van Meter
                                           President and Chief Executive Officer


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